UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 4, 2024

AERSALE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38801	84-3976002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

255 Alhambra Circle, Suite 435

Coral Gables, FL 33134

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(305) 764-3200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ASLE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

AerSale Corporation (“the Company”) held its annual meeting of stockholders (“Annual Meeting”) on June 4, 2024, at which a total of 47,907,433 shares of the Company’s common stock were present or represented by proxy, representing approximately 90.4% of the Company’s common stock outstanding as of April 15, 2024, the record date for the Annual Meeting.

Set forth below are the voting results for the proposals considered and voted upon by the Company’s stockholders at the Annual Meeting, each of which were more fully described in the Proxy Statement.

Item 1: To elect seven (7) directors as follows: Nicolas Finazzo, Robert B. Nichols, Jonathan Seiffer, Peter Nolan, General C. Robert Kehler, Lt. General Judith Fedder and Andrew Levy as directors to serve until the Company’s 2025 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified.

Nominee	For	Against	Abstain
Nicolas Finazzo	41,156,052	1,891,959	61,170
Robert B. Nichols	41,301,659	1,762,284	45,238
Jonathan Seiffer	31,614,408	11,451,099	43,674
Peter Nolan	40,740,108	2,325,399	43,674
General C. Robert Kehler	35,125,933	7,939,692	43,556
Lt. General Judith Fedder	35,275,441	7,790,016	43,724
Andrew Levy	42,089,852	966,973	43,356

Broker Non-Votes – 4,798,252

Item 2: To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstain
47,374,669	507,055	25,709

Broker Non-Votes – none

Based on the foregoing votes, Nicolas Finazzo, Robert B. Nichols, Jonathan Seiffer, Peter Nolan, General C. Robert Kehler, Lt. General Judith Fedder and Andrew Levy were elected as directors, and Item 2 was approved and ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERSALE CORPORATION

Date: June 10, 2024	By:	/s/ James Fry
	Name:	James Fry
	Title:	Executive Vice President, General Counsel & Corporate Secretary